                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 5, 1997


              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)


  STATE OF WASHINGTON                      0-16718              91-1366564
-------------------------------          -----------         -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
   of incorporation)                     File Number)        Identification No.)


                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
       -----------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 621-1351
                                                           --------------


                                      N.A.
        -----------------------------------------------------------------
              name or former address, if changed since last report)


This filing contains ___________ pages. Exhibits Index appears on page
___________ .

        NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP


ITEM 2. ACQUISITION OF ASSETS


        On August 27, 1997 Northland Cable Properties Seven Limited Partnership (the "Registrant") entered into an agreement to acquire substantially all operating assets and franchise rights of the cable television systems serving the incorporated communities of Toccoa, Royston, Franklin Springs, Canon, Lavonia, Bowersville, and nearby unincorporated areas of Stephens, Franklin and Hart counties, all within the state of Georgia (the "Systems"). The Systems are operated from two headends located in Toccoa and Royston, representing 7,420 basic subscribers, and were purchased from Robin Media Group, Inc. (the "Seller"). The Systems were acquired on December 5, 1997 at a purchase price of $11,360,000, adjusted at closing for the proration of certain revenues and expenses. Of the total $11,360,000 purchase price the Seller received $11,305,000 on December 5, 1997. Under the terms of the purchase agreement the remaining balance of $55,000 will be held in escrow for a period of six months to be offset by any remaining post-closing adjustments. There is no material relationship between the Registrant and Seller or any of their affiliates, directors, officers or associates.


        FINANCING

        The purchase was financed by borrowings under the Registrant's amended and restated revolving credit and term loan facility (the "Credit Facility"). The Credit Facility provides for borrowings up to $45,000,000 including a $37,000,000, 8 1/2 year term loan, and an $8,000,000 revolving credit facility which converts to a 5 1/2 year term loan on December 1, 2000. As of the date of this filing the balance outstanding under the Credit Facility is $41,350,000. The remaining credit capacity of $3,650,000 is available to the Registrant based on maintenance of certain financial covenants. This credit capacity will be available to the Registrant for future working capital needs. Based on management's estimates no borrowings will be required to meet the Registrant's future operating, debt service or capital expenditure obligations.

        On December 11, 1997 the Registrant entered into a self-amortizing interest rate swap agreement on $21,000,000 at a fixed rate of 8.89% expiring December 11, 2000. Additionally the Registrant has fixed rates as follows:
$10,000,000 fixed at 8.63% expiring June 11, 1998; $10,100,000 fixed at 8.56%
expiring March 11, 1998. The above rates include a margin paid to the lender based on overall leverage (currently 2.625%), and may increase or decrease as the Registrant's leverage fluctuates.


        PROFILE OF THE TOCCOA/ROYSTON SYSTEMS

        The City of Toccoa is located in northeastern Georgia adjacent to the South Carolina line at the headwaters of Lake Hartwell. It is 81 miles northeast of Atlanta and 65 miles southwest of Greenville, South

Carolina. Toccoa serves as the county seat of Stephens County and its economy is driven by the textile industry as well as agricultural products such as poultry, pulpwood and livestock.

        Split between Hart and Franklin counties, Royston is located in northeastern Georgia approximately 60 miles north of Athens. The economy of Royston is primarily driven by manufacturing industries.




SUBSCRIBER SUMMARY

                               TOCCOA         ROYSTON
                            ------------   ------------

Estimated Homes Passed:         8,810          2,479

Basic Subscribers:              5,593          1,827

     % of Homes Passed           63.5%          73.7%

Pay Subscribers:                2,564            549

     % of Basic                  45.8%          30.0%


CURRENT RATES


Basic                          $25.75         $25.75
HBO                             12.33           9.95
The Movie Channel               11.84            N/A
Showtime                        11.84           9.95
Encore                           1.46            N/A

Installation                    40.00          40.00
Reconnect fee                   24.00          24.00

CHANNEL LINE-UP - TOCCOA, GEORGIA

   CABLE CHANNEL                  STATION
   -------------                  -------

         2                        WSB
         3                        SHOWTIME
         4                        WYFF
         5                        WAGA
         6                        WFBC
         7                        WSPA
         8                        WGTV
         9                        WGGS
         10                       WHNS
         11                       WXIA
         12                       WLOS
         13                       WNEG
         14                       ENCORE
         15                       AMC
         16                       CNN
         17                       WTBS
         18                       TNN
         19                       WGN
         20                       TMC
         21                       NICKELODEON/ NICK AT NITE
         22                       HBO
         23                       DISNEY
         24                       ESPN
         25                       USA
         26                       TNT
         27                       LIFETIME
         28                       F/X
         29                       CNN-HN
         30                       DISCOVERY
         31                       QVC
         32                       CNBC
         33                       A&E
         34                       BET
         35                       WEATHER
         36                       FAMILY
         37                       SPORTSOUTH/ C-SPAN
         99                       MTV

CHANNEL LINE-UP - ROYSTON, GEORGIA

   CABLE CHANNEL                 STATION
   -------------                 -------

        2                        WGTV
        3                        WNEG
        4                        WYFF
        5                        WAGA
        6                        WGGS
        7                        HBO
        8                        WSB
        9                        WFBC
       10                        WSPA
       11                        WXIA
       12                        WHNS
       13                        WLOS
       14                        SHOWTIME
       15                        TNT
       16                        DISNEY
       17                        ESPN
       18                        CNN
       19                        USA
       20                        C-SPAN
       21                        WEATHER
       22                        NICKELODEON/ NICK AT NITE
       23                        TNN
       24                        WGN
       25                        LIFETIME
       26                        WTBS
       27                        CNN-HN
       28                        CMT
       29                        DISCOVERY
       30                        F/X
       31                        FAMILY
       32                        INSPIRATION
       33                        QVC
       34                        SPORTSOUTH
       35                        A&E
       36                        TCM
       37                        BET

                              FRANCHISE AGREEMENTS


        The Systems operate under the terms of following franchise agreements:

FRANCHISE                           EXPIRATION DATE        FRANCHISE FEE
Stephens County                      June 30, 1998              5%

City of Toccoa                     November 30, 2009            5%

Franklin County                    December 31, 2011            5%

City of Franklin Springs           December 31, 2011            5%

City of Canon                      December 31, 2011            5%

City of Lavonia                      June 1, 2007               5%

Hart County                        January 22, 1999             3%

City of Royston                    December 31, 2011            5%

City of Bowersville                December 31, 2011            3%

                                                                                 Sequentially
                                                                                   Numbered
                                                                                     Page
                                                                                 ------------


Item 7.     Financial Statements and Exhibits
            Financial Statements, Pro Forma

(a)(4) The financial statements required to be filed were not available as of the date of this filing.

(b)(2)(c)   Exhibits

            Asset Purchase Agreement between Northland Cable Properties
            Seven Limited Partnership and Robin Media Group, Inc.

            Revolving Credit and Term Loan Agreement between Northland Cable
            Properties Seven Limited Partnership and Seafirst Bank

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                    BY: Northland Communications Corporation,
                        Managing General Partner



                 Dated: __________  BY: /s/ GARY S. JONES
                                        ---------------------
                                            Gary S. Jones
                                            (Vice President)

                                INDEX TO EXHIBITS


Exhibit                                                                     Sequentially
Number  Description                                                         Numbered Page
------  -----------                                                         -------------


10.33   Asset Purchase Agreement between Northland Cable Properties Seven
        Limited Partnership and Robin Media Group, Inc.

10.34   Revolving Credit and Term Loan Agreement between Northland Cable
        Properties Seven Limited Partnership and Seafirst Bank.